Exhibit 99.1 Investor Presentation

1 Disclaimer This presentation, the information contained herein and the materials accompanying it (together, this “presentation”) contains confidential, material and non-public information regarding Allurion Technologies, Inc. (the “Company” or “us”) and is provided to the recipients (“you”) of this presentation on the condition that you agree to hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part to others at any time without the prior written consent of the Company. By accepting this presentation, you expressly agree to maintain the confidentiality of the material and information contained or accompanying it and to use this presentation in accordance with your contractual obligations to the Company and applicable law, including federal and state securities laws. 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Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, the Company’s actual results may vary in material respects from those projected in these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The forward-looking statements made in this presentation relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by applicable law. The Company may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on the Company’s forward- looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties and other important factors in our other subsequent filings with the SEC. This presentation contains financial forecasts with respect to the Company’s projected financial results for the Company for the periods indicated. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in Confidential Information this presentation and the inclusion of such information should not be regarded as a representation by any person that the results reflected in such information will be achieved. There can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

2 Disclaimer (Continued) This presentation is made pursuant to Section 5(d) and/or Rule 163B of the Securities Act of 1933, as amended (the “Securities Act”), and is intended solely for investors that are “qualified institutional buyers” as defined in Rule 144A under the Securities Act, or institutions that are “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act, solely for the purposes of familiarizing such investors with the Company and determining whether such investors might have an interest in a securities offering contemplated by the Company. Any such offering of securities will only be made by means of a registration statement (including a prospectus) filed with the U.S. Securities and Exchange Commission, after such registration statement becomes effective. No such registration statement has been publicly filed, or become effective, as of the date of this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation does not purport to contain all of the information that may be required to evaluate any investment in the Company or any of its securities and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. This presentation is intended to present background information on the Company, its business and the industry in which it operates and is not intended to provide complete disclosure upon which an investment decision could be made. The merit and suitability of an investment in the Company should be independently evaluated and any person considering such an investment in the Company is advised to obtain independent advice as to the legal, tax, accounting, financial and other related advice prior to making an investment. Any decision to purchase securities in any offering the Company may make in the future should be made solely on the basis of information contained in any prospectus that may be prepared by the Company in final form in relation to any such proposed offering and which would supersede this presentation and information contained herein in its entirety. None of the Company or any of its affiliates, directors, officers, employees, advisers, representatives or any other person makes any representation or warranty, expressed or implied, as to the accuracy or completeness of this presentation or any of the information contained herein, or any other written or oral communication transmitted or made available to you or your affiliates or representatives. Accordingly, none of the Company or any of its affiliates, directors, officers, employees, advisers, representatives or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person based, in whole or in part, on the presentation or any information contained herein or any other written or oral communication transmitted or made available to you or your affiliates or representatives, including, without limitation, with respect to errors therein or omissions therefrom, and any such liability is expressly disclaimed to the fullest extent permitted by law. made available to Unless otherwise indicated, information contained in this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent industry and research organizations, other third-party sources, and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third‐party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. While the Company believes that such third party information is reliable, the Company has not independently verified, and makes no representation as to the accuracy or completeness of, such third party information. All trademarks, service marks, and trade names appearing in this presentation are the property of their respective holders and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

3 Transaction Summary Issuer Allurion Technologies, Inc. Ticker (Listing) ALUR (NYSE) (1) Offering Amount $20.0 million (100% primary); includes common stock and warrants Warrants will be immediately exercisable at an exercise price equal to the offer price and will expire five years from the Warrants date of issuance; 100% warrant coverage To fund clinical trials, commercial sales, research and development, and for working capital and other general corporate Use of Proceeds purposes Lock-Up Period 90 days for Company, Directors & Officers Book-Runners Jefferies, TD Cowen Co-Manager Roth Capital Partners th Expected Pricing June 27 , 2024 (post-market close) 1) RTW Investments, LP (“RTW”), a significant stockholder, has indicated an interest in investing an aggregate of $3.0 million in this offering and in a concurrent private placement of a newly-created series of preferred stock, Series A convertible preferred stock (the “Series A preferred stock”) and accompanying private placement warrants. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

4 Investment Highlights Allurion is well-positioned for growth in 2024 and beyond 1 Large addressable market that is continuing to grow; $54B obesity treatment market expected by 2030 Innovative gastric balloon technology that drives durable total body weight loss (14% with one balloon and 23% with two 2 balloons), with excellent safety profile 3 Strong international business with $53M in revenue and 78% GM in 2023, with path to profitability 4 Robust procedure volume growth; targeting ~20% YoY growth in 2024 5 FDA AUDACITY trial data expected by year-end 2024 enabling entry into $18B U.S. opportunity, if approved by the FDA 6 Commercializing AI-powered digital platform globally, including in the U.S. market; leveraging tailwinds from GLP-1s © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

5 Obesity Is A Significant Problem With Society-Wide Health And Economic Ramifications Massive market opportunity with $54B revenue opportunity by 2030 The Problem The Opportunity 60 50 40 30 20 10 0 2024 2025 2026 2027 2028 2029 2030 US revenues Ex-US revenues $54B obesity treatment market expected by 2030 Growth driven primarily by GLP-1 drug adoption and fueled 4 by growing interest in weight management solutions 1) World Obesity Federation, “Global Obesity Observatory”. 2) Telem, D., Greenstein A., Wolfe B. (2024), Outcomes of bariatric surgery, UpToDate. 3) Murtha et. al. Individual-level barriers to bariatric surgery from patient and provider perspectives: A qualitative study. doi: 10.1016/j.amjsurg.2021.12.022. 4) Morgan Stanley, “Unlocking the Obesity Challenge”. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION $ Billion

6

Other Weight-Loss Therapies

Bariatric surgical procedures and other existing balloons have notable shortcomings

Poor Experience	High Risks	Poor Economics	Limited Channels	Flawed Go-To-Market Execution
Lack of post-procedure patient monitoring and behavior modification programs	Invasive procedures are inherently risky in a high BMI population, especially where patients undergo anesthesia[1]	All-in costs for cash-pay bariatric surgery is ~$14,000 on average and up to ~$33,000, with limited insurance coverage[2]	Existing approach lacks scalable infrastructure and training to deliver comprehensive weight loss programs	Previous companies failed to embrace modern-day digital advertising and account training to drive growth

1) ASA.
2) Doble et al. Obes Surg. 2017; 27(8): 2179-2192.

© 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

7

We believe the Allurion balloon solves shortcomings of other treatments

The world's first and only Procedureless™ weight loss device



A breakthrough in simplicity

- **Procedureless** – swallowed in 15-minute office visit without surgery, endoscopy, or anesthesia[1*]
- **Unintrusive** – ~4 months after placement, a time-activated release valve constructed from a proprietary polymer opens, allowing the balloon to pass naturally through the GI tract[1]
- **Innovative** – Covered by over 50 patents and made from biocompatible polyurethane designed to be gentle on the stomach lining[1*]

Significantly improved patient experience

- **Lower serious adverse event rate** – 10x lower than other liquid-filled balloons[2-8]
- **Lower intolerance requiring balloon removal** – ~1–3% intolerance rate vs. 14–17% for 12-month endoscopic balloons[9-10]

Increasing global availability

- **First Allurion Balloons available on NHS in UK** – in discussions with healthcare trusts to roll out more broadly
- **FDA AUDACITY trial readout expected by year end 2024**

1) Taha et al. Obesity Surgery. 2020.
2) Ponce et al. Surg Obes Relat Dis. 2015.
3) US FDA Post-Approval Studies Database Application #P140012.
4) Orbera Pivotal Trial NCT00730327.
5) Moore et al., 2020.
6) Abu Dayyeah et al., 2021.
7) Allurion Enlighten Trial.
8) Ienca et al. 2020.
9) Jamal MH et al. Obesity Surgery, 2021.
10) Abu Dayyeh BK et al. Lancet, 2021.

Note: *The Allurion Balloon is an investigational device in the United States and has not been cleared or approved by the U.S. Food and Drug Administration (FDA). In rare cases, endoscopic or surgical intervention may be required for removal.

© 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

8 The Allurion Balloon Is Paired With The Virtual Care Suite Allurion Allurion Patient App Connected Scale 3 Tracks weight and Analyzes data, body composition, provides real-time empowering and insights, enables enabling patients to sharing with care reach their goals Allurion team, and syncs with the user’s own Insights smartwatch to track activity and sleep Coach Iris Patient and clinic-level data for improved patient care and clinic management AI-powered virtual weight loss coach that supports patients 24/7 © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

9 Comprehensive Clinical Data Supports The Allurion Balloon’s Efficacy Profile Allurion Balloon Led to 96% of Weight Loss Sequential Allurion Treatment 1 2 3 15% Weight Loss in Just 4 Months Maintained After 1 Year Led to 23% Weight Loss After two sequential balloons, % TBWL ≥30% was Weight Loss achieved in 26% of patients (% TBWL) 15% Weight (kg) % TBWL 13% 23% 96% weight 22 maintenance 13.9% on average 13.4% 10% 15 14% 7% 6% 5% 5% 3% 0% 0% %TBWL Weight Loss (kg) Weight Loss % 1 Balloon 2 Balloons 4 Months 1 Year Allurion Lifestyle Intervention 1) Raftopoulos Y, et al. Poster at the 37th ASMBS Annual Meeting, 2021. 2) Ienca R, et al. Long-Term Efficacy of the Elipse Gastric Balloon System: An International Multicenter Study, 2020. 3) Ienca R, et al. Sequential Elipse Balloon Treatment 1 Year Weight Loss Results Approximate Bariatric Surgery Results, 2020. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

The Allurion Balloon Can Also Impact Co-morbidities, Including Diabetes

10

Positive Early Clinical Results In Diabetic / Pre-diabetic Patients[1]

- In a study of 518 patients (225 w. diabetes / 293 w. pre-diabetes), majority of patients entered remission four months after balloon insertion


HbA1c (%)
23% on average
14% on average
7.1%
5.5%
5.9%
5.1%
Diabetes
Pre-diabetes
A1c before balloon placement
A1c after balloon placement

The Allurion Balloon Can Impact Co-morbidities

- In 115 patients treated with the Allurion program with co-morbidities, resolution rates were greater than 50%

Percentage of Patients With Resolution of Co-Morbidity[2]


56%
59%
58%
Type 2 diabetes
Hypertension
Obstructive sleep apnea

1) Ienca R, et al. Oral presentation at IFSO; Napoli, Italy, 2023.
2) Mathur W, et al. "Effect of swallow balloon therapy with the combination of semaglutide oral formulation: A randomised double-blind single-centre study." Obesity Surgery, 2023.
3) Ienca R, Oyola C, Giardiello C, et al. The Swallowable Gastric Balloon: Global Experience in 5003 Consecutive Patients - The Largest Gastric Balloon Study in the World. Oral presentation at IFSO; Napoli, Italy, 2023.

© 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

11

The Allurion Balloon Was Designed To Be Safer Than Alternatives

Allurion Results Demonstrate Tolerance Thanks To A Unique Design



01 Conforms to the shape of the stomach – an oval shape like a grapefruit, with two flat surfaces

02 Made from polyurethane – thinner and more flexible than the silicone in endoscopic balloons

03 Designed to be gentle on the stomach lining and reduce GI adverse events and intolerance

Compared to Other Balloons, The Allurion Balloon Results In Fewer Serious Adverse Events (SAEs)


Device- or procedure-related SAE rates
5.3%
7.5%
10.0%
N=1,770
0.4%
Spatz 1
ReShape 2
Orbera 3
Allurion (Ienca et al.)



SAE rate over **10X** lower than other liquid-filled balloons*



Intolerance rates for endoscopic balloons are **7-8X** higher than the Allurion Balloon [4, 5]

1) Spatz SSED (Nov 2021); 2. ReShape SSED (Jul 2015), 3. Orbera SSED (Aug 2015); 4. Jamal MH, et al. Obes Surg. 2021;31(12):5342-5347; 5. Abu Dayyeh et al. Lancet. 2021.
*ReShape, Orbera, and Allurion were not compared in head-to-head studies.

© 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

12 2 Billion Adults Globally with BMI 25+: Large Opportunity in Existing and Future Markets UK Canada Italy Currently launched in 50+ countries that represent France USA Spain 40% of BMI 25+ China Population Mexico UAE India U.S. and China represent Brazil 46% Pre-2022 Launches of BMI 25+ Saudi 2022 Launches Population* Arabia Australia Future Launches Source: Allurion market research. Note: *Future launches subject to obtaining regulatory approvals. EU market subject to renewal of approval. Allurion Balloon is currently not approved for sale in the United States. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

13

Commercial Performance

Allurion's innovative technology has enabled deep penetration into international markets

At a Glance

Strong management track record of delivering high procedure volume growth

Over 150,000 patients treated worldwide, delivered in **over 1,500 partner clinics**

Targeting 80%+ gross margin, with a plan to drive towards profitability

Growth will be catalyzed by expansion in existing territories, digital platform expansion, and entry into the US market[2]

Historical Financials and Procedural Volume


Revenue ($ in millions)
Gross Margin (%)
Revenue
Gross Margin
$80
$60
$40
$20
$0
100%
80%
60%
$20
$38
$64
$53
$60-$65(1)
2020A
2021A
2022A
2023A
2024E Guidance


New App User Volume
23,096
30,215
31%
YoY Growth
2022
2023

2024 Outlook

- 2023 YoY revenue impacted by macroeconomic headwinds and rising GLP-1 demand
- Revenue decreased despite procedural volume growth, reflecting inventory destocking beginning in Q4 2023
- Continued growth in procedural volumes (12% YoY in 1Q '24; targeting 20% YoY 2024)
- Implemented strategic cost reduction effort in order to decrease operating expenses
- Expected to reduce 2024 cash burn to approximately $30 million from $64 million in 2023

(1) Represents the midpoint of the range 2024E revenue range of $60-$65M and gross margin range of 77.0 – 79..0% stated by Company in 1Q 2024 earnings release.
(2) The Allurion Balloon is an investigational device in the United States and has not been cleared or approved by the U.S. Food and Drug Administration (FDA). In rare cases, endoscopic or surgical intervention may be required for removal.

© 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

Macroeconomic And De-stocking Headwinds Are Abating In 2024

14

Q1 results showed growth in revenue and procedure volumes

Quarterly revenue ($M)


~14%
$8.2
$9.4
4Q 2023
1Q 2024

New App Users (NAU)


~22%
4Q 2023
1Q 2024

- Procedure volume growth out-pacing revenue growth, leading to reduction in channel inventory
- Anticipating 20% YoY procedure volume growth in 2024
- ~12% YoY growth in new app users in 1Q'24 exceeded expectations

Procedure volume reflects health of underlying demand and is indicative of higher revenue run-rate

Quarterly revenue ($M)


$8.2
$11.4
$9.4
$13.9
4Q 2023
1Q 2024
Recognized Revenue
Theoretical Procedure Revenue 1

- Pro-forma 1Q24 revenue of ~$14M if procedure volume and revenue aligned
- Over time, recognized revenue should marginally exceed procedure revenue

1) Procedure Volume estimated as New App Users who log an Allurion Balloon placement over a given period. Theoretical procedure revenue defined as balloon placements * average selling price per balloon after historical experience.

© 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

15 US Opportunity Our market research indicates that the US market is large and attractive US Market Opportunity 100% Total population of the US 342 million Target ages (18-76) and 28.1% target BMI (30-40) $18B 96.2 million US TAM* 21.7% Target household income 74.3 million 17.1% Bothered by their weight 58.5 million 11.2% Ready to act in the next 2 years 38.3 million ~10M Would consider HCP 5.9% US Addressable Market intervention 20.2 million Population 3.0% Would consider Allurion 10.3 million Note: *Assuming price of $1,750 per balloon. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

16 US Opportunity AUDACITY trial enrollment completed in Fall 2023, and data is expected by year-end 2024 W0 W16 W24 W40 W48 Balloon 1 Break Balloon 2 Break Moderate Intensity Lifestyle Therapy Treatment Group (n = 250) Moderate Intensity Lifestyle Therapy Control Group (n = 250) Co-Primary 50% responder rate 3.0% total body weight loss (TBWL) Endpoints: (>5% TBWL) at 48 weeks superiority margin at 48 weeks Open-label, sequential balloon Conservative 48-week endpoint design is expected to boost weight sample size may open door to loss and durability and powering reimbursement © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

Previous Open-Label Balloon Studies Have Shown Significant Weight Loss In the Treatment Group

17



Open Label Studies
Sham Controlled Studies
Weight Loss
(% TBWL)
-6.9
-11.6
-3.2
-3.5
10.2
3.3
14.9
3.3
6.6
3.4
6.8
3.3
Orbera
Spatz3
Obalon
ReShape
Treatment group
Control group
Treatment group
Control group

- Results from pivotal, open-label balloon studies show higher weight loss in the treatment group and similar weight loss in the control group versus sham-controlled studies
- Control group weight loss may attenuate further beyond 8 months due to weight re-gain
- AUDACITY is an open-label design with primary endpoints measured at 12 months

Source: Ienca et al. Sequential Elipse Balloon Treatment: 1-Year Weight Loss Results Approximate Bariatric Surgery Results. Orbera SSED (Aug 2015).

© 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

18 Virtual Care Suite VCS software commercialization is an incremental revenue opportunity Commercialization Opportunity Early Strategic Partnerships Germany's largest weight loss clinic chain with 18 locations worldwide VCS including AI-powered 2,000+ patients on-boarded in coaching 2023 and renewed 2024 Current Commercialization Potential commitment UK’s largest aesthetic and weight loss clinic chain with 17 locations BALLOON BARIATIC GLP-1 Recently signed for 2024 SURGERY DRUGS Allurion’s VCS has already launched in the US France's largest aesthetic and Powered by Coach Iris, the VCS can be deployed across other weight loss weight loss clinic with 160+ solutions locations worldwide Increasing commercialization efforts leveraging existing balloon footprint Recently signed for 2024 Already have a promising pipeline of weight loss chains globally interested in partnering © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

19

Impact of GLP-1s and Allurion's Opportunity

~25% of patients tried prescription weight-loss drugs before starting the Allurion Program

GLP-1s have several drawbacks...

Poor Experience

- Weekly injections needed
- Only 22% of patients remain on therapy after one year[1]

Potential Risks

- Thyroid cancer associated with LT use[2]
- Gastrointestinal adverse events[3]

High Costs

- Costs ~$1,000 per month in U.S. with limited insurance coverage[4]

Poor Quality Weight Loss

- Significant loss of muscle mass[3]
- Weight is re-gained quickly when drugs are stopped[5]

...that have created new opportunities for Allurion

45% of Allurion providers believed anti-obesity medications boosted awareness / interest in Allurion

The Allurion Balloon observed to impact co-morbidities, either as a standalone treatment or combined with a GLP-1

Percentage of Patients With Resolution of Co-Morbidity By Treatment Group[6]


72%
65%
64%
59%
58%
56%
Type 2 diabetes
Hypertension
Obstructive sleep apnea
Balloon only
Balloon + GLP-1

1) LifeSci Capital, "Obesity Deep Dive Vol III: Survey Results Part I, Current Market Dynamics".
2) Bezin et al. Diabetes Care 2023;46(2):384-91.
3) Wilding et al. N Engl J Med 2021;384:989–1002.
4) GoodRx, https://www.goodrx.com/wegovy.
5) Wilding et al. Diabetes Obes Metab. 2022;24(8): 1553-64.
6) Mathur W, et al. "Effect of swallow balloon therapy with the combination of semaglutide oral formulation: A randomised double-blind single-centre study." Obesity Surgery, 2023.

© 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

20 The Allurion Program Is Anchored By An Innovative Medical Device And Enhanced By The VCS GLP-1 drugs have risen in popularity, however… Sustainable weight loss often requires Provider economics matter behavioral change Allurion helps providers alleviate both issues The Allurion Program supports sustainable The Allurion Program creates new revenue weight loss opportunities for providers 96% of average weight loss sustained Offers providers a massive revenue 1 after 1 year opportunity VCS now supports other obesity Creates a route-to-market for providers treatments, including GLP-1s, through that have been traditionally locked out personalized behavior change programs of the weight loss market 1) Ienca R, Giardiello C, Schiano Di Cola R, et al. The Evolution of the Allurion Program for Long-Term Weight Loss: From Virtual Monitoring to a Virtual Care Suite. Oral presentation at the European Congress of Obesity; Maastricht, Netherlands, 2022. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

21 Strategic Priorities Looking to 2024 and beyond, Allurion will focus on sustainable growth and profitability Invest strategically across key Broaden global presence and markets to drive procedure 1 2 expand into the US market* growth Scale and monetize VCS in Strengthen gross margin and parallel with new products & 3 4 attain profitability indications Leverage GLP-1 tailwinds to Normalize sell-in and 5 6 accelerate revenue growth inventory levels Note: *The Allurion Balloon is an investigational device in the United States and has not been cleared or approved by the U.S. Food and Drug Administration (FDA). In rare cases, endoscopic or surgical intervention may be required for removal. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION

22 Future Catalysts There are several catalysts that could deliver additional upside Reimbursement New Treatment 8-Month Allurion Expansion of Digital Medtronic Strategic Markets Indications Balloon Solutions Partnership Expand reimbursement Recent studies Development of an 8- Supporting further Expands use of the revenues, building on supported the potential month balloon to development of VCS and Allurion Program in initial successes with of the Allurion Balloon in increase weight loss and the app to expand B2C Medtronic’s bariatric the NHS in the UK and treating Type 2 diabetes, serve higher-BMI and B2B penetration surgery channels entering new hypertension, and populations 1 reimbursement markets obstructive sleep apnea in other geographies 1) Mathur W, et al. “Effect of swallow balloon therapy with the combination of semaglutide oral formulation: A randomised double-blind single-centre study.” Obesity Surgery, 2023. © 2024 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION